UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2015 (May 13, 2015)

National Bankshares, Inc.

(Exact name of Registrant as specified in its charter)

Virginia	0-15204	54-1375874
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

101 Hubbard Street

Blacksburg, VA 24060

(Address of principal executive offices)

(540) 951-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     OTHER EVENTS

On May 13, 2015, National Bankshares, Inc. issued a press release announcing payment of a semi-annual cash dividend of $0.53 per share on June 2, 2015 to stockholders of record on May 26, 2015.

National Bankshares, Inc.’s press release also announced the renewal of the authorization of a stock repurchase plan under which the Company’s management is authorized to repurchase up to 100,000 shares of common stock in the open market during the period from June 1, 2015 through May 31, 2016.

 A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1     National Bankshares, Inc. Press Release, dated May 13, 2015.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL BANKSHARES, INC.

Date: May 13, 2015

By:/s/ JAMES G. RAKES
James G. Rakes Chairman President and CEO

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